Rydex Variable Trust

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Inverse Dow 2x Strategy Fund

Inverse NASDAQ-100® Strategy Fund

Inverse Government Long Bond Strategy Fund

Precious Metals Fund

Technology Fund

Telecommunications Fund

Government Long Bond 1.2x Strategy Fund

Inverse Russell 2000® Strategy Fund

Inverse Mid-Cap Strategy Fund

Strengthening Dollar 2x Strategy Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 23, 2013 to the currently effective Statutory Prospectus and

Summary Prospectuses (collectively, the “Prospectuses”) and Statement of Additional Information (the “SAI”) dated May 1, 2013, as

supplemented from time to time.

This supplement provides new and additional information beyond that contained in the currently effective Prospectuses and SAI for the Funds listed above and should be read in conjunction with those Prospectuses and SAI.

On November 14, 2013, the Board of Trustees of Rydex Variable Trust approved a reverse share split of the issued and outstanding shares of the above-listed Funds, pursuant to which shareholders will receive:

•	One share in exchange for every three shares of the Government Long Bond 1.2x Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse Mid-Cap Strategy Fund and Strengthening Dollar 2x Strategy Fund they currently own;

•	One share in exchange for every five shares of the Inverse NASDAQ-100® Strategy Fund, Inverse Government Long Bond Strategy Fund, Precious Metals Fund, Technology Fund and Telecommunications Fund they currently own; and

•	One share in exchange for every ten shares of the Inverse Dow 2x Strategy Fund they currently own.

The reverse share split is scheduled to occur after the close of markets on or after January 24, 2014. The shares of the Funds will be offered on a split-adjusted basis on or after January 27, 2014.

As a result of the reverse share split, every three shares owned of the Government Long Bond 1.2x Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse Mid-Cap Strategy Fund or

Strengthening Dollar 2x Strategy Fund will be exchanged for one share; every five shares owned of the Inverse NASDAQ-100® Strategy Fund, Inverse Government Long Bond Strategy Fund, Precious Metals Fund, Technology Fund or Telecommunications Fund will be exchanged for one share; and every ten shares owned of the Inverse Dow 2x Strategy Fund will be exchanged for one share. Accordingly, the reverse share split will have the effect of reducing the number of each Fund’s issued and outstanding shares and proportionately increasing the net asset value (“NAV”) per share of each Fund. The market value of each Fund’s issued and outstanding shares will remain the same. The reverse share split provides shareholders of each Fund with fewer shares of the Fund, but the value of shareholders’ investment in the Fund will not change as a result of the reverse share split. In addition, the reverse share split will not affect any shareholder’s rights, preferences or privileges associated with each Fund’s issued and outstanding shares. The table below illustrates the effect of a hypothetical one for three reverse share split, one for five reverse share split and one for ten reverse share split on a shareholder’s investment:

Hypothetical One for Three Reverse Share Split (1:3 or 1-for-3)

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Reverse Share Split	30	$5.00	$150
Post-Reverse Share Split	10	$15.00	$150

Hypothetical One for Five Reverse Share Split (1:5 or 1-for-5)

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Reverse Share Split	50	$5.00	$250
Post-Reverse Share Split	10	$25.00	$250

Hypothetical One for Ten Reverse Share Split (1:10 or 1-for-10)

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Reverse Share Split	100	$5.00	$500
Post-Reverse Share Split	10	$50.00	$500

Please retain this supplement for future reference.

RVT-SUP2-1213x0514